UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2024

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 28, 2024, AMC Entertainment Holdings, Inc. (the “Company”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Citigroup Global Markets Inc., Barclays Capital Inc., B. Riley Securities, Inc. and Goldman Sachs & Co. LLC as sales agents (each, a “Sales Agent” and collectively, the “Sales Agents”), to sell shares of Class A common stock, par value $0.01 per share, of the Company (the “Common Stock”), from time to time, having an aggregate offering price of $250,000,000, through an “at-the-market” offering program.

Subject to the terms and conditions of the Equity Distribution Agreement, the Sales Agents will use reasonable efforts consistent with their normal trading and sales practices, applicable law and regulations, and the rules of the New York Stock Exchange to sell the Common Stock from time to time based upon the Company’s instructions for the sales, including any price, time or size limits specified by the Company.

Each Sales Agent will receive compensation of up to 2.5% of the gross sales price of the Common Stock sold through it as a Sales Agent under the Equity Distribution Agreement, and the Company has agreed to reimburse the Sales Agents for certain specified expenses. The Company has also agreed to provide the Sales Agents with customary indemnification and contribution rights. The Company is not obligated to sell any Common Stock under the Equity Distribution Agreement and may at any time suspend solicitation and offers under the Equity Distribution Agreement. The Equity Distribution Agreement may be terminated by the Company at any time by giving written notice to the Sales Agents for any reason or by each Sales Agent at any time, with respect to such Sales Agent only, by giving written notice to the Company for any reason.

The Company intends to use the net proceeds, if any, from the sale of the Common Stock pursuant to the Equity Distribution Agreement to bolster liquidity, to repay, refinance, redeem or repurchase its existing indebtedness (including expenses, accrued interest and premium, if any) and for general corporate purposes. Among other reasons, the offering is being conducted to enhance the Company’s liquidity in light of the low first quarter box office, resulting in part as previously disclosed from the Writers Guild of America strike and the Screen Actors Guild-American Federation of Television and Radio Artists strike that occurred during 2023, increased seasonal working capital requirements, and the resulting cash burn the Company has experienced.

The Common Stock will be offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-266536) filed on August 4, 2022 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”). The Company filed a prospectus supplement, dated March 28, 2024 (the “ATM Prospectus Supplement”), to the prospectus, dated August 4, 2022, with the SEC in connection with the offer and sale of the Common Stock.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there by any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the Equity Distribution Agreement is qualified in its entirety by reference to the Equity Distribution Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the opinion of Weil, Gotshal & Manges LLP, relating to the validity of the Common Stock registered pursuant to the ATM Prospectus Supplement is filed with this Current Report on Form 8-K as Exhibit 5.1.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “forecast,” “estimate,” “project,” “intend,” “plan,” “expect,” “should,” “believe” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions and speak only as of the date on which they are made. Examples of forward-looking statements include statements we make regarding the expected use of proceeds from the Company’s “at-the-market” program. These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors, and are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC, and the risks, trends and uncertainties identified in the Company’s other public filings. The Company does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

Item 9.01  Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description of Exhibit
1.1	Equity Distribution Agreement, dated as of March 28, 2024, by and among AMC Entertainment Holdings, Inc., Citigroup Global Markets Inc., Barclays Capital Inc., B. Riley Securities, Inc. and Goldman Sachs & Co. LLC.
5.1	Opinion of Weil, Gotshal & Manges LLP.
23.1	Consent of Weil, Gotshal & Manges LLP (Included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: March 28, 2024	By:	/s/ Kevin M. Connor
Name: Kevin M. Connor
Title: Senior Vice President, General Counsel and Secretary